Exhibit 99.1

9341 Courtland Drive, Rockford, MI 49351 Phone (616) 866-5500; Fax (616) 866-0257

FOR IMMEDIATE RELEASE

CONTACT:  Don Grimes

(616) 863-4404

WOLVERINE WORLDWIDE ANNOUNCES RECORD THIRD-QUARTER 2014 EARNINGS; REAFFIRMS FULL-YEAR EARNINGS GUIDANCE

•                  Adjusted diluted earnings per share grew 8.6% to $0.63

•                  Adjusted operating margin expanded 70 basis points to 13.8%

•                  Full-year adjusted earnings guidance reaffirmed in the range of $1.57 to $1.63 per diluted share

Rockford, Michigan, October 14, 2014 — Wolverine Worldwide (NYSE: WWW) today reported financial results for its third fiscal quarter ended September 6, 2014, that included revenue of $711.1 million — down 0.8% versus the prior year, but in line with the Company’s previous guidance — and strong adjusted diluted earnings per share growth of 8.6%.

“Highlighting the strength of our diverse global business model, strong revenue results across multiple geographies, particularly Asia Pacific and EMEA, offset what continues to be a somewhat tepid retail environment in the U.S.,” said Blake W. Krueger, Wolverine Worldwide’s Chairman and Chief Executive Officer.  “We still expect 2014 to be another year of record revenue and record earnings for the Company, driven by the global appeal of our brand portfolio and our disciplined operations.”

THIRD-QUARTER 2014 REVIEW

Third-quarter financial results included the following highlights.  Adjusted financial results exclude acquisition-related integration and restructuring costs.

•                  Consolidated revenue declined slightly to $711.1 million, as mid-single digit growth from the Heritage Group and low-single digit growth from the Performance Group were offset by a mid-single digit decline in the Lifestyle Group.

•                  Gross margin was 40.0% compared to the prior year’s gross margin of 39.9%.

•                  Adjusted operating expenses in the quarter were $186.8 million, a decline of 2.8% versus the prior year.  As a percentage of revenue, adjusted operating expenses were 26.3% compared to 26.8% in the prior year.  Reported operating expenses in the quarter were $197.1 million, a decline of 1.3% versus the prior year.

•                  Adjusted operating margin expanded 70 basis points to 13.8%.  Reported operating margin expanded 30 basis points to 12.3%.

•                  Adjusted diluted earnings per share increased 8.6% to $0.63, compared to an adjusted $0.58 per share in the prior year.  Reported diluted earnings per share were $0.57, an increase of 5.6% compared to the prior year’s reported earnings of $0.54 per share.

•                  Inventory at the end of the third quarter was up slightly — only 0.8% — compared to the prior year.

•                  Operating free cash flow was $39.6 million in the quarter — a significant increase over the same period last year — and $90.4 million for the first three fiscal quarters of the year.  The Company reduced its debt by approximately $35 million in the quarter, reflecting both scheduled payments and a voluntary $25 million principal payment made in mid-July.

•                  The Company ended the quarter with cash and cash equivalents of $231.5 million and net debt of $865.1 million, a reduction of $129.2 million from the same period last year.

Don Grimes, Wolverine Worldwide’s Senior Vice President and Chief Financial Officer, commented, “The Company remains focused on driving growth across our portfolio, and we are very pleased to have delivered strong earnings performance — above our expectations going into the quarter — with revenue in line with guidance, gross margin expansion and continued expense discipline.”

FULL-YEAR EXPECTATIONS

Based on third-quarter results and expectations for the balance of the year, the Company is adjusting its outlook for full-year consolidated revenue to approximately $2.745 billion, representing growth of approximately 2% compared to the prior year’s revenue of $2.69 billion.  The Company is reaffirming its adjusted diluted earnings per share estimate in the range of $1.57 to $1.63 — growth of 10% to 14% compared to the prior year’s adjusted diluted earnings per share of $1.43.  On a reported basis, diluted earnings per share are expected in the range of $1.32 to $1.38.

WEBCAST INFORMATION

The Company will host a conference call at 8:30 a.m. ET today to discuss these results and current business trends.  To listen to the call at the Company’s website, go to www.wolverineworldwide.com, click on “Investor Relations” in the navigation bar, and then click on “Webcasts & Presentations” from the side navigation bar of the “Investor Relations” page.  To listen to the webcast, your computer must have a streaming media player, which can be downloaded for free at www.wolverineworldwide.com.  In addition, the conference call can be heard at www.streetevents.com.  A replay of the call will be available at the Company’s website through January 16, 2015.

ABOUT WOLVERINE WORLDWIDE

With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel.  The Company’s portfolio of highly recognized brands includes: Merrell®, Sperry Top-Sider®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Sebago®, Cushe®, Chaco®, Bates®, HYTEST®, and Soft Style®.  The Company also is the global footwear licensee of the popular brands Cat® and Harley-Davidson®.  The Company’s products are carried by leading retailers in the U.S. and globally in approximately 200 countries and territories.  For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding expected 2014 financial and operational performance, and statements about the global appeal of the Company’s brand portfolio.  In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence.  Risk Factors include, among others:  the Company’s ability to continue to integrate and realize the benefits of the PLG Acquisition on a timely basis or at all; the Company’s ability to successfully develop its brands and businesses; changes in interest rates, tax laws, duty structures, tariffs, quotas, or applicable assessments in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences, spending patterns, buying patterns, or price sensitivity; changes in future pension funding requirements and pension expenses; the ability to secure and protect owned intellectual property or use licensed intellectual property; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options or award new contracts, or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders, or at-once orders; changes in relationships with, including the loss of, significant customers; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems; regulatory or other changes affecting the supply or price of materials used in manufacturing; the impact of regulatory or legal proceedings and legal compliance risks; the availability of power, labor, and resources in key foreign sourcing countries, including China; the cost, availability, and management of raw materials, inventories, services, and labor for owned and contract manufacturers; the impact of competition and pricing; the impact of changes in the value of foreign currencies; the development of new initiatives; the risks of doing business in developing countries and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions; acts and effects of war and terrorism; seasonality and weather; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; the failure to maintain the security of personally identifiable and other information of customers, stockholders, and employees; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto.  The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

(in millions, except per share data)

	12 Weeks Ended		36 Weeks Ended
	September 6,	September 7,	September 6,	September 7,
	2014	2013	2014	2013

Revenue	$711.1	$716.6	$1,952.2	$1,950.3
Cost of goods sold	426.3	430.6	1,165.4	1,161.2
Restructuring costs	0.1	—	0.6	—
Gross profit	284.7	286.0	786.2	789.1
Gross margin	40.0%	39.9%	40.3%	40.5%

Selling, general and administrative expenses	186.8	192.3	568.1	584.3
Acquisition-related integration costs	2.3	7.4	6.4	30.5
Restructuring costs	8.0	—	11.4	—
Operating expenses	197.1	199.7	585.9	614.8
Operating expenses as a % of revenue	27.7%	27.9%	30.0%	31.5%

Operating profit	87.6	86.3	200.3	174.3
Operating margin	12.3%	12.0%	10.3%	8.9%

Interest expense, net	10.0	11.9	31.4	37.3
Other (income) expense, net	(0.3)	1.0	0.5	2.0
	9.7	12.9	31.9	39.3
Earnings before income taxes	77.9	73.4	168.4	135.0

Income taxes	20.0	19.0	45.7	32.7
Effective tax rate	25.7%	25.9%	27.1%	24.2%

Net earnings	57.9	54.4	122.7	102.3

Less: net earnings attributable to non-controlling interest	0.1	—	0.3	0.2

Net earnings attributable to Wolverine World Wide, Inc.	$57.8	$54.4	$122.4	$102.1

Diluted earnings per share	$0.57	$0.54	$1.20	$1.02

Supplemental information:
Net earnings used to calculate diluted earnings per share	$56.7	$53.4	$120.2	$100.2
Shares used to calculate earnings per share	100.0	99.2	100.0	98.7
Weighted average shares outstanding	101.6	100.5	101.3	100.1

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited)

(in millions)

	September 6,	September 7,
	2014	2013
ASSETS:
Cash and cash equivalents	$231.5	$147.8
Accounts receivables, net	483.9	478.9
Inventories, net	466.3	462.6
Other current assets	67.3	60.8
Total current assets	1,249.0	1,150.1
Property, plant and equipment, net	141.5	155.3
Goodwill and other indefinite-lived intangibles	1,134.4	1,138.5
Other non-current assets	202.8	226.3
Total assets	$2,727.7	$2,670.2

LIABILITIES & EQUITY:
Accounts payable and other accrued liabilities	$310.6	$334.9
Current maturities of long-term debt	51.6	40.2
Total current liabilities	362.2	375.1
Long-term debt	1,045.0	1,101.9
Other non-current liabilities	354.3	425.2
Stockholders’ equity	966.2	768.0
Total liabilities and stockholders’ equity	$2,727.7	$2,670.2

WOLVERINE WORLD WIDE, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

(in millions)

	36 Weeks Ended
	September 6,	September 7,
	2014	2013
OPERATING ACTIVITIES:
Net earnings	$122.7	$102.3
Adjustments necessary to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	37.1	37.0
Deferred income taxes	0.3	(6.3)
Stock-based compensation expense	17.1	21.1
Excess tax benefits from stock-based compensation	(4.0)	(2.0)
Pension expense	8.9	25.8
Restructuring costs	12.0	—
Other	1.8	3.8
Changes in operating assets and liabilities	(81.2)	(56.3)
Net cash provided by operating activities	114.7	125.4

INVESTING ACTIVITIES:
Additions to property, plant and equipment	(21.4)	(29.2)
Investment in joint ventures	(0.7)	(1.6)
Other	(2.2)	1.0
Net cash used in investing activities	(24.3)	(29.8)

FINANCING ACTIVITIES:
Payments of long-term debt	(54.1)	(107.9)
Cash dividends paid	(18.0)	(17.7)
Purchases of shares under employee stock plans	(10.1)	(0.6)
Proceeds from the exercise of stock options	4.9	7.2
Excess tax benefits from stock-based compensation	4.0	2.0
Net cash used in financing activities	(73.3)	(117.0)

Effect of foreign exchange rate changes	0.2	(2.2)
Increase (decrease) in cash and cash equivalents	17.3	(23.6)

Cash and cash equivalents at beginning of year	214.2	171.4
Cash and cash equivalents at end of the period	$231.5	$147.8

WOLVERINE WORLD WIDE, INC.

REPORTED REVENUE BY OPERATING GROUP

(Unaudited)

(in millions)

	12 Weeks Ended
	September 6, 2014		September 7, 2013		Change
	Revenue	% of Total	Revenue	% of Total	$	%

Lifestyle Group	$277.9	39.1%	$297.9	41.6%	$(20.0)	-6.7%
Performance Group	257.1	36.2%	251.5	35.1%	5.6	2.2%
Heritage Group	151.3	21.3%	144.6	20.2%	6.7	4.6%
Other	24.8	3.4%	22.6	3.1%	2.2	9.7%
Total Revenue	$711.1	100.0%	$716.6	100.0%	$(5.5)	-0.8%

The following tables contain information regarding the non-GAAP adjustments used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

RECONCILIATION OF FISCAL Q3 2014 REPORTED OPERATING EXPENSES TO
OPERATING EXPENSES ADJUSTED TO EXCLUDE ACQUISITION-RELATED
INTEGRATION AND RESTRUCTURING COSTS*

(Unaudited)

(in millions)

	GAAP Basis	Acquisition-Related Integration	As Adjusted
	Fiscal Q3 2014	and Restructuring Costs	Fiscal Q3 2014

Operating expenses	$197.1	$(10.3)	$186.8

Percentage of revenue	27.7%		26.3%

RECONCILIATION OF FISCAL Q3 2013 REPORTED OPERATING EXPENSES TO
OPERATING EXPENSES ADJUSTED TO EXCLUDE ACQUISITION-RELATED
 INTEGRATION COSTS*

(Unaudited)

(in millions)

	GAAP Basis	Acquisition-Related	As Adjusted
	Fiscal Q3 2013	Integration Costs	Fiscal Q3 2013

Operating expenses	$199.7	$(7.4)	$192.3

Percentage of revenue	27.9%		26.8%

RECONCILIATION OF FISCAL Q3 2014 REPORTED OPERATING PROFIT TO OPERATING PROFIT
ADJUSTED TO EXCLUDE ACQUISITION-RELATED INTEGRATION
AND RESTRUCTURING COSTS*

(Unaudited)

(in millions)

		Acquisition-Related
	GAAP Basis	Integration and	As Adjusted
	Fiscal Q3 2014	Restructuring Costs	Fiscal Q3 2014

Operating profit	$87.6	$10.4	$98.0

Operating margin	12.3%		13.8%

RECONCILIATION OF FISCAL Q3 2013 REPORTED OPERATING
PROFIT TO OPERATING PROFIT ADJUSTED TO EXCLUDE
ACQUISITION-RELATED INTEGRATION COSTS*

(Unaudited)

(in millions)

	GAAP Basis	Acquisition-Related	As Adjusted
	Fiscal Q3 2013	Integration Costs	Fiscal Q3 2013

Operating profit	$86.3	$7.4	$93.7

Operating margin	12.0%		13.1%

COMPONENTS OF OPERATING FREE CASH FLOW*

(Unaudited)

(in millions)

	12 Weeks Ended	36 Weeks Ended	12 Weeks Ended
	September 6, 2014	September 6, 2014	September 7, 2013

Net cash provided by operating activities	$49.1	$114.7	$37.9

Net cash used in investing activities	(9.5)	(24.3)	(15.1)

Operating free cash flow	$39.6	$90.4	$22.8

RECONCILIATION OF REPORTED DEBT TO NET DEBT*

(Unaudited)

(in millions)

	Fiscal Q3 2014	Fiscal Q3 2013

GAAP reported debt	$1,096.6	$1,142.1

Cash & cash equivalents	(231.5)	(147.8)

Net debt	$865.1	$994.3

RECONCILIATION OF FISCAL Q3 2014 REPORTED DILUTED EPS TO DILUTED EPS ADJUSTED

TO EXCLUDE ACQUISITION-RELATED INTEGRATION
AND RESTRUCTURING COSTS*

(Unaudited)

		Acquisition-Related
	GAAP Basis	Integration and	As Adjusted
	Fiscal Q3 2014	Restructuring Costs	Fiscal Q3 2014

Diluted earnings per share	$0.57	$0.06	$0.63

RECONCILIATION OF FISCAL Q3 2013 REPORTED DILUTED EPS TO DILUTED EPS ADJUSTED

TO EXCLUDE ACQUISITION-RELATED INTEGRATION COSTS*

(Unaudited)

	GAAP Basis	Acquisition-Related	As Adjusted
	Fiscal Q3 2013	Integration Costs	Fiscal Q3 2013

Diluted earnings per share	$0.54	$0.04	$0.58

RECONCILIATION OF FISCAL 2014 FULL-YEAR REPORTED DILUTED EPS GUIDANCE
TO DILUTED EPS ADJUSTED TO EXCLUDE RESTRUCTURING AND
ACQUISITION-RELATED INTEGRATION COSTS*

(Unaudited)

	GAAP Basis	Acquisition-Related	As Adjusted
	Full-Year 2014	Integration and	Full-Year 2014
	Guidance	Restructuring Costs	Guidance

Diluted earnings per share	$1.32 - 1.38	$0.25	$1.57 - 1.63

RECONCILIATION OF FISCAL 2013 FULL-YEAR REPORTED DILUTED EPS TO DILUTED EPS ADJUSTED
TO EXCLUDE ACQUISITION-RELATED INTEGRATION, RESTRUCTURING,
IMPAIRMENT AND DEBT EXTINGUISHMENT COSTS*

(Unaudited)

		Acquisition-Related Integration
	GAAP Basis	Restructuring, Impairment and	As Adjusted
	Full-Year 2013	Debt Extinguishment Costs	Full-Year 2013

Diluted earnings per share	$0.99	$0.44	$1.43

*                 To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company describes what certain financial measures would have been if acquisition-related integration costs, debt extinguishment costs, impairment costs and restructuring costs were excluded.  The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business.  The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.  In addition, the Company presents operating free cash flow and net debt as non-GAAP financial measures. The Company has defined operating free cash flow as cash provided by (used in) operating activities less cash used in investing activities.  The Company views operating free cash flow as a measure of the Company’s after-tax cash flow available to reduce debt, add to cash balances, pay dividends, repurchase stock, and fund other financing activities.  The Company has defined net debt as debt less cash and cash equivalents.  The Company believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash to repay debt.  Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures, are found in the financial tables above.